SWA-PA-03729 1 SA-26 BOEING PROPRIETARY SUPPLEMENTAL AGREEMENT NO. 26 to PURCHASE AGREEMENT NO. 03729 between THE BOEING COMPANY and SOUTHWEST AIRLINES CO. Relating to Boeing Model 737-8 and 737-7 Aircraft THIS SUPPLEMENTAL AGREEMENT NO. 26 (SA-26), entered into as of _______________, 2026, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer). RECITALS: A. WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing model 737-8 (737-8 Aircraft) and model 737-7 aircraft (737-7 Aircraft) (737-8 Aircraft and 737-7 Aircraft collectively, the “Aircraft”). This SA-26 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement; B. WHEREAS, Boeing and Customer agree to the model substitution of twenty one (21) model 737-7 Aircraft to model 737-8 Aircraft, pursuant to Articles 1.5 – 1.6 of Letter Agreement No. SWA-PA-03729-LA-2202855R8 entitled “2023-2027 MAX Production Plan” in the following quantities and Delivery Dates: one (1) May 2026, eight (8) June 2026, eight (8) July 2026, and four (4) August 2026 (Contingent 737-8 Special Substitute Aircraft); C. WHEREAS, Boeing and Customer agree to the model substitution of twenty two (22) model 737-7 Aircraft to model 737-8 Aircraft, pursuant to Article 2.1 of Letter Agreement No. SWA-PA-03729-LA-2202855R8 entitled “2023-2027 MAX Production Plan” in the following quantities and Delivery Dates: three (3) August 2026, six (6) September 2026, five (5) October 2026, two (2) November 2026, five (5) December 2026, and one (1) February 2027(Other 737-8 Substitute Aircraft); D. WHEREAS, Customer and Boeing agree that the aircraft substitution rights provided in the Purchase Agreement are not applicable to three (3) model 737-8 Aircraft July 31 [***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential

SWA-PA-03729 2 SA-26 BOEING PROPRIETARY pursuant to Article 3.1 of Letter Agreement No. SWA-PA-03729-LA-2202855R8 entitled “2023-2027 MAX Production Plan” in the following quantities and Delivery Dates: one (1) January 2027, two (2) February 2027(Other 2027 737-8 Aircraft); E. WHEREAS, Boeing and Customer agree to the model substitution of eleven (11) model 737-8 Aircraft to model 737-7 Aircraft, pursuant to Article 4.1 of Letter Agreement No. SWA-PA-03729-LA-2202855R8 entitled “2023-2027 MAX Production Plan” in the following quantities and Delivery Dates: three (3) January 2027, three (3) February 2027, four (4) March 2027, and one (1) April 2027 (Other 737-7 Substitute Aircraft); F. WHEREAS, Customer previously notified Boeing of (i) the exercise of three (3) Original Option Aircraft pursuant to the terms of Letter Agreement No. SWA-PA-03729- LA-1106474R8 entitled “Option Aircraft” (Exercised Original Option Aircraft), and (ii) concurrent model substitution of the three (3) Exercised Original Option Aircraft from model 737-8 to model 737-7 aircraft pursuant to the terms of Letter Agreement No. SWA- PA-03729-LA-1106471R2 entitled “Substitute Aircraft”, in the following quantities and Delivery Dates: two (2) July 2027, and one (1) August 2027 and as confirmed respectively in Letter No. PA-03729-NM-2601439 and Letter No. PA-03729-NM-2602073; G. WHEREAS, Customer previously notified Boeing of (i) the exercise of five (5) 2020 Option Aircraft pursuant to the terms of Letter Agreement No. SWA-PA-03729-LA- 1106474R8 entitled “Option Aircraft” (Exercised 2020 Option Aircraft), and (ii) concurrent model substitution of the five (5) Exercised 2020 Option Aircraft from model 737-8 to model 737-7 aircraft pursuant to the terms of Letter Agreement No. SWA-PA- 03729-LA-1106471R2 entitled “Substitute Aircraft”, in the following quantities and Delivery Dates: one (1) August 2027, two (2) September 2027, and two (2) October 2027 and as confirmed respectively in Letter No. PA-03729-NM-2602073, Letter No. SWA-PA- 03729-NM-2602806, and SWA-PA-03729-NM-2603465; H. WHEREAS, Customer and Boeing agree to change the Option Exercise Dates from the first calendar day in a particular month to the first business day in a particular month, as reflected in each of the attachments to Letter Agreement No. SWA-PA-03729- LA-1106474R8 entitled “Option Aircraft”; I. WHEREAS, Customer and Boeing agree to amend the Purchase Agreement to make certain changes to the Letter Agreements as a result of the respective changes in this SA-26; NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows: 1. TABLE OF CONTENTS. The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables, Exhibits, and

SWA-PA-03729 3 SA-26 BOEING PROPRIETARY Letter Agreements revised or added by this SA-26 and is identified by “SA-26”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference. 2. TABLES. 2.1. Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1A (identified by “SA-26”) attached hereto and incorporated into the Purchase Agreement by this reference. Table 1A has been updated to (i) add twenty-one (21) Contingent 737-8 Special Substitute Aircraft as described in Recital Paragraph B above, (ii) add twenty-two (22) Other 737-8 Substitute Aircraft as described in Recital Paragraph C above, (iii) add a note labeling the three (3) Other 2027 737-8 Aircraft as described in Recital Paragraph D above, and (iv) remove eleven (11) Other 737-7 Substitute Aircraft as described in Recital Paragraph E above. 2.2. Table 1B, Aircraft Delivery, Description, Price and Advance Payments – 737-7 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1B (identified by "SA-26") attached hereto and incorporated into the Purchase Agreement by this reference. Table 1B has been updated to (i) remove twenty-one (21) Contingent 737-8 Special Substitute Aircraft as described in Recital Paragraph B above, (ii) remove twenty two (22) Other 737-8 Substitute Aircraft as described in Recital Paragraph C above, (iii) add eleven (11) Other 737-7 Substitute Aircraft as described in Recital Paragraph E above, (iv) add three (3) Exercised Original Option Aircraft as described in Recital Paragraph F above, and (v) add five (5) Exercised 2020 Option Aircraft as described in Recital Paragraph G above. 3. LETTER AGREEMENTS. 3.1. Attachment 1-A, to Letter Agreement No. SWA-PA-03729-LA-1106474R8 entitled “Option Aircraft”, is hereby deleted in its entirety and replaced by a new Attachment 1-A (identified by "SA-26") attached hereto and incorporated into the Purchase Agreement by this reference. Attachment 1-A has been updated to (i) remove three (3) Exercised Original Option Aircraft as described in Recital Paragraph F above, and (ii) change the Option Exercise Dates as described in Recital Paragraph H above. 3.2. Attachment 1-B, to Letter Agreement No. SWA-PA-03729-LA-1106474R8 entitled “Option Aircraft”, is hereby deleted in its entirety and replaced by a new Attachment 1-B (identified by "SA-26") attached hereto and incorporated into the Purchase Agreement by this reference. Attachment 1-B has been updated to (i) remove five (5) Exercised 2020 Option Aircraft as described in Recital Paragraph G above, and (ii) change the Option Exercise Dates as described in Recital Paragraph H above. 3.3. Attachment 1-C, to Letter Agreement No. SWA-PA-03729-LA-1106474R8 entitled “Option Aircraft”, is hereby deleted in its entirety and replaced by a new

SWA-PA-03729 SA-26 Page 1 BOEING PROPRIETARY TABLE OF CONTENTS ARTICLES TITLES Article 1 Quantity, Model and Description SA-2 Article 2 Delivery Schedule Article 3 Price Article 4 Payment SA-2 Article 5 Additional Terms TABLE TITLE 1A 737-8 Aircraft Information Table SA-26 1B 737-7 Aircraft Information Table SA-26 EXHIBIT A1 737-8 Aircraft Configuration SA-11 A2 737-7 Aircraft Configuration SA-8 A-3 737-8 Remarket Aircraft Configuration SA-17 B* Aircraft Delivery Requirements and Responsibilities B-1 Remarket Aircraft Technical SA-17 Acceptance and Delivery Requirements and Responsibilities SUPPLEMENTAL EXHIBITS TITLES AE1* Escalation Adjustment/Airframe and Optional Features BFE1 BFE Variables for 737-8 SA-7 BFE2 BFE Variables for 737-7 SA-8 CS1 Customer Support Variables CS1-7MAX Customer Support Variables SA-2 EE1* Engine Escalation/Engine Warranty and Patent Indemnity

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-P (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(2) 27,900 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jul-2017 [***] 1 [***] 36929 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42558 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42559 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36979 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36930 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36984 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42567 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42563 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42566 [***] [***] Note 1 [***] [***] [***] [***] [***] Sep-2017 [***] 1 [***] 36934 [***] [***] Note 1 [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42544 [***] [***] [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42570 [***] [***] [***] [***] [***] [***] [***] Nov-2017 [***] 1 [***] 36988 [***] [***] [***] [***] [***] [***] [***] Dec-2017 [***] 1 [***] 42554 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 36989 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 42571 [***] [***] [***] [***] [***] [***] [***] Apr-2018 [***] 1 [***] 42546 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42572 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42547 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 3 [***] 42548, 37019, 42549 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42574 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42575 [***] [***] [***] [***] [***] [***] [***] Sep-2018 [***] 2 [***] 42573, 42576 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 1 [***] 42577 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 4 [***] 37042, 42550, 42551, 37043 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42633 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 2 [***] 65437, 65436 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 1 [***]

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42634 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 36722 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42537 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42641 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65471 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42637 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65438 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 2 [***] 42647, 42661 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65439 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65440 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 2 [***] 42646, 42662 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42536 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42664 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 65473 [***] [***] [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67206 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67205 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67207 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67208 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67209 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67216 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67214 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67213 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67212 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67211 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67210 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67215 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 60223 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67217 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67218 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60226 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60225 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67520 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67521 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67514 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67518 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67519 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67517 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67516 [***] [***] Note 6 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 2

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67513 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67515 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60649 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60652 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60653 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67753 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67754 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67755 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67756 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67757 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67758 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67759 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67762 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67760 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67761 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60187 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60188 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60186 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67775 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67774 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67773 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67782 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67781 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67780 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67779 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67778 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67777 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67776 [***] [***] Note 8 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 60219 [***] [***] Note 6 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67480 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67479 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67477 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67476 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67473 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67472 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67478 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67475 [***] [***] Note 5 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 42598 [***] [***] Note 5 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 3

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67474 [***] [***] Note 5 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67481 [***] [***] Note 5 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67487 [***] [***] Note 5 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67785 [***] [***] Note 6 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67784 [***] [***] Note 6 [***] [***] [***] [***] [***] Oct-2022 [***] 1 [***] 67783 [***] [***] Note 6 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67512 [***] [***] Note 6 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67485 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67484 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67482 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67752 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67486 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67751 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67750 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67483 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67493 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67489 [***] [***] Note 5 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67793 [***] [***] Note 5 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 60650 [***] [***] Note 6 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67492 [***] [***] Note 5 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67490 [***] [***] Note 5 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67491 [***] [***] Note 5 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67488 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67794 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67795 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 42600 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67786 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67826 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67825 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 42591 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67498 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67497 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67496 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67495 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67471 [***] [***] Note 5 [***] [***] [***] [***] [***] Mar-2023 [***] 1 [***] 67494 [***] [***] Note 5 [***] [***] [***] [***] [***] Apr-2023 [***] 1 [***] 67787 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2023 [***] 1 [***] 42657 [***] [***] Note 7 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 4

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Apr-2023 [***] 1 [***] 42671 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67470 [***] [***] Note 5 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67865 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67864 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67863 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67862 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67861 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67860 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67859 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67858 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 42679 [***] [***] Note 7 [***] [***] [***] [***] [***] May-2023 [***] 1 [***] 67915 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 42678 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 42688 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 67918 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 67917 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 42681 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 42680 [***] [***] Note 7 [***] [***] [***] [***] [***] Jun-2023 [***] 1 [***] 67967 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 67919 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 67913 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 42684 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 67966 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 67965 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 42683 [***] [***] Note 7 [***] [***] [***] [***] [***] Jul-2023 [***] 1 [***] 68047 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 67916 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 67914 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 67964 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 67962 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 42687 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 68046 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 68118 [***] [***] Note 7 [***] [***] [***] [***] [***] Aug-2023 [***] 1 [***] 68119 [***] [***] Note 7 [***] [***] [***] [***] [***] Sep-2023 [***] 1 [***] 67961 [***] [***] Note 7 [***] [***] [***] [***] [***] Sep-2023 [***] 1 [***] 42685 [***] [***] Note 7 [***] [***] [***] [***] [***] Sep-2023 [***] 1 [***] 68117 [***] [***] Note 7 [***] [***] [***] [***] [***] Oct-2023 [***] 1 [***] 42560 [***] [***] Note 9 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 5

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Oct-2023 [***] 1 [***] 42690 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 68048 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 68120 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 67963 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 68050 [***] [***] Note 7 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 68184 [***] [***] Note 9 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 67469 [***] [***] Note 9 [***] [***] [***] [***] [***] Nov-2023 [***] 1 [***] 42555 [***] [***] Note 9 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 68051 [***] [***] Note 7 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 68049 [***] [***] Note 7 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42686 [***] [***] Note 7 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42682 [***] [***] Note 7 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42695 [***] [***] Note 9 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 68183 [***] [***] Note 9 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42689 [***] [***] Note 9 [***] [***] [***] [***] [***] Dec-2023 [***] 1 [***] 42557 [***] [***] Note 9 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42562 [***] [***] Note 9 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 68206 [***] [***] Note 9 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 68207 [***] [***] Note 9 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 42693 [***] [***] Note 9 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 42581 [***] [***] Note 9 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42565 [***] [***] Note 9 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42564 [***] [***] Note 9 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 68360 [***] [***] Note 10 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 68052 [***] [***] Note 7 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42582 [***] [***] Note 10 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42568 [***] [***] Note 9 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 42578 [***] [***] Note 10 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 68381 [***] [***] Note 10 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 68359 [***] [***] Note 10 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 68116 [***] [***] Note 7 [***] [***] [***] [***] [***] Jan-2024 [***] 1 [***] 42594 [***] [***] Note 9 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 42601 [***] [***] Note 10 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 42593 [***] [***] Note 10 [***] [***] [***] [***] [***] Apr-2024 [***] 1 [***] 42605 [***] [***] Note 10 [***] [***] [***] [***] [***] Mar-2024 [***] 1 [***] 68382 [***] [***] Note 10 [***] [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68458 [***] [***] Note 10 [***] [***] [***] [***] [***] Feb-2024 [***] 1 [***] 42597 [***] [***] Note 10 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 6

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68628 [***] [***] Note 10 [***] [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68457 [***] [***] Note 10 [***] [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68459 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 42585 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 42584 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 68627 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 42611 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 42583 [***] [***] Note 10 [***] [***] [***] [***] [***] May-2024 [***] 1 [***] 68626 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68633 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 42599 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68632 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68631 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68630 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68629 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 42596 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 42612 [***] [***] Note 10 [***] [***] [***] [***] [***] Jun-2024 [***] 1 [***] 68891 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 42606 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68890 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 42617 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68892 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68893 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68894 [***] [***] Note 10 [***] [***] [***] [***] [***] Jul-2024 [***] 1 [***] 68927 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 42608 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 42619 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 42622 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 68925 [***] [***] Note 10 [***] [***] [***] [***] [***] Aug-2024 [***] 1 [***] 68926 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 68928 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 68929 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 68931 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 42610 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 42626 [***] [***] Note 10 [***] [***] [***] [***] [***] Nov-2024 [***] 1 [***] 68932 [***] [***] Note 10 [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42668 [***] [***] Note 11 [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42675 [***] [***] Note 11 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 7

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jan-2025 [***] 1 [***] 36981 [***] [***] Note 11 [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 69677 [***] [***] Note 11 [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 69678 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 36986 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 36982 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42677 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42676 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42692 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 69915 [***] [***] Note 11 [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 67468 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42630 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 67325 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 67326 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69918 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69922 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42696 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42700 [***] [***] Note 11 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69919 [***] [***] Note 12 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42698 [***] [***] Note 12 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69921 [***] [***] Note 12 [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 69920 [***] [***] Note 12 [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 36978 [***] [***] Note 12 [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42702 [***] [***] Note 12 [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42701 [***] [***] Note 12 [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 67319 [***] [***] Note 12 [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 68933 [***] [***] Note 12 [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67321 [***] [***] Note 12 [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67320 [***] [***] Note 12 [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 68934 [***] [***] Note 13 [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67322 [***] [***] Note 13 [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 42624 [***] [***] Note 13 [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67323 [***] [***] Note 13 [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67324 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 69010 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67328 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67327 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67339 [***] [***] Note 13 [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67404 [***] [***] Note 13 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 8

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Aug-2025 [***] 1 [***] 69040 [***] [***] Note 13 [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67330 [***] [***] Note 14 [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67329 [***] [***] Note 14 [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 69012 [***] [***] Note 14 [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67333 [***] [***] Note 14 [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67331 [***] [***] Note 14 [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67332 [***] [***] Note 14 [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70443 [***] [***] Note 14 [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70543 [***] [***] Note 14 [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70544 [***] [***] Note 14 [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70545 [***] [***] Note 14 [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70546 [***] [***] Note 14 [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 70444 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69014 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69015 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 42625 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67335 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67334 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70629 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70631 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70633 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69013 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70632 [***] [***] Note 14 [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 70634 [***] [***] Note 14 [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67338 [***] [***] Note 14 [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67337 [***] [***] Note 14 [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67336 [***] [***] Note 14 [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 70688 [***] [***] Note 14 [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 70689 [***] [***] Note 14 [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 70690 [***] [***] Note 14 [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42639 [***] [***] Note 14 [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42636 [***] [***] Note 14 [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 69036 [***] [***] Note 14 [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 69041 [***] [***] Note 14 [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 70698 [***] [***] Note 14 [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 70630 [***] [***] Note 14 [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67340 [***] [***] Note 14 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 9

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67405 [***] [***] Note 14 [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69043 [***] [***] Note 14 [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69044 [***] [***] Note 14 [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 70687 [***] [***] Note 14 [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42640 [***] [***] Note 14 [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 70699 [***] [***] Note 14 [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42628 [***] [***] Note 14 [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67342 [***] [***] Note 14 [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 70697 [***] [***] Note 15 [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67341 [***] [***] Note 15 [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67407 [***] [***] Note 15 [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67406 [***] [***] Note 15 [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69426 [***] [***] Note 15 [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67343 [***] [***] Note 15 [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67408 [***] [***] Note 15 [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69431 [***] [***] Note 15 [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69427 [***] [***] Note 15 [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 70811 [***] [***] Note 15 [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 70812 [***] [***] Note 15 [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 70813 [***] [***] Note 15 [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 70814 [***] [***] Note 15 [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 42645 [***] [***] Note 15 [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67344 [***] [***] Note 15 [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 69432 [***] [***] Note 15 [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67409 [***] [***] Note 15 [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67410 [***] [***] Note 15 [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 70846 [***] [***] Note 15 [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67345 [***] [***] Note 15 [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42644 [***] [***] Note 15 [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42643 [***] [***] Note 15 [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67411 [***] [***] Note 15 [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 69006 [***] [***] Note 15 [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67346 [***] [***] Note 15 [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 70860 [***] [***] Note 15 [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 70861 [***] [***] Note 15 [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 70862 [***] [***] Note 15 [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69008 [***] [***] Note 15 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 10

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69007 [***] [***] Note 15 [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69009 [***] [***] Note 15 [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67347 [***] [***] Note 15 [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67412 [***] [***] Note 15 [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 71052 [***] [***] Note 15 [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 71053 [***] [***] Note 15 [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 71054 [***] [***] Note 15 [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69016 [***] [***] Note 15 [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 71056 [***] [***] Note 15 [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 71057 [***] [***] Note 15 [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 71058 [***] [***] Note 15 [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69011 [***] [***] Note 16 [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 42659 [***] [***] Note 16 [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67348 [***] [***] Note 16 [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 42660 [***] [***] Note 16 [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69037 [***] [***] Note 16 [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67349 [***] [***] Note 16 [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67414 [***] [***] Note 16 [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 71392 [***] [***] Note 16 [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 71393 [***] [***] Note 16 [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67350 [***] [***] Note 16 [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69039 [***] [***] Note 16 [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69042 [***] [***] Note 16 [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67416 [***] [***] Note 16 [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67415 [***] [***] Note 16 [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 71521 [***] [***] Note 16 [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 71522 [***] [***] Note 16 [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 69424 [***] [***] Note 16 [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67353 [***] [***] Note 16 [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67418 [***] [***] Note 16 [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 42667 [***] [***] Note 16 [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 71532 [***] [***] Note 16 [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42541 [***] [***] Note 17 [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42579 [***] [***] Note 17 [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42539 [***] [***] Note 17 [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 71611 [***] [***] Note 16 [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 42607 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65442 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 11

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65446 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42540 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42665 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42674 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65443 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65444 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65842 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 42691 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65467 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65843 [***] [***] Note 3 [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65468 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 42694 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65852 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65844 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65469 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65472 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65470 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65850 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65845 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65447 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65855 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65854 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65448 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65853 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65851 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42615 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42543 [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65847 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65849 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65474 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65857 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65856 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65859 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 36733 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 37034 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 36732 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 38806 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42697 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 12

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42699 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65860 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65861 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 38815 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65475 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42538 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42552 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 65858 [***] [***] Note 3 [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42703 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 33940 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35968 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35972 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 36736 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35974 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 38817 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65862 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 35963 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65450 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 35967 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 42542 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 36730 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 65449 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65864 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35971 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35975 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65835 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38805 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38804 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65866 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65451 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 36729 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65863 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65867 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 42648 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65865 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65868 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65869 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65452 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 13

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Nov-2028 [***] 1 [***] 42650 [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65871 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65870 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 42651 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65846 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 42649 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65454 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65848 [***] [***] Note 3 [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65453 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42652 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42653 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65873 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65872 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 42654 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65455 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65456 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42655 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42656 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42670 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65457 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 42658 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65834 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65460 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65458 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65459 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65836 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65837 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65838 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65839 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 65461 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 66974 [***] [***] Note 4 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65463 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65840 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65841 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65462 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65466 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65465 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65464 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 14

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(4) Date *(3.2) Aircraft (Airframe) Number*(2) Factor [***] Notes Price Per A/P [***] [***] [***] [***] Total: 528 *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. †[***] *(3.3)[***] *(4) [***] Notes: (1) [***] (3) [***] (4)[***] (5) Substitution of (10) September 2022 / (10) October 2022 / (10) November 2022 / (10) December 2022 -- 737-7 into 737-8 from SA-16. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2103755 for pricing terms and conditions for these (40) substituted Aircraft. (6) Exercise of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft (7) Substitution of forty-eight (48) 737-7 into 737-8 from SA-18: (10) January 2023 / (10) February 2023 / (10) March 2023 / (10) April 2023 / (8) May 2023. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2202855R1, 2023 MAX Production Plan, for pricing terms and conditions for these (48) substituted Aircraft. (8) Exercise and acceleration of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft and SWA-PA-03729-LA-2103755, entitled 2022/2023 Production Plan (16) Substitution of twenty-two (22) 737-7 into 737-8 from SA-26 ([*** ), ref. LA: SWA-PA-3729-LA-2202855R8 “2023-2027 MAX Production Plan” (Table 2.1 of this LA). (17) Substitution rights not applicable to three (3) 737-8s ([***] , ref. LA: SWA-PA-3729-LA-2202855R8 “2023-2027 MAX Production Plan” (Article 3.1). (10) Substitution of forty-seven (47) 737-7 into 737-8 from SA-20/SA-21: (4) Nov 2023, (4) Dec 2023, (5) Jan 2024, (6) Feb 2024, (8) Mar 2024, (8) Apr 2024, (8) May, (1) June 2024, and (3) Nov 2024. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA- 2202855R3 *(1) [***] *(3.1)[***] *(3.2) [***] (2) [***] (9) Substitution of seventeen (17) 737-7 into 737-8 from SA-19: (3) June 2023, (5) July 2023, (2) August 2023, (4) September 2023 and (3) October 2023. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R1 (11) Substitution of nineteen (19) 737-7 into 737-8 from SA-22: (5) Jan 2025, (6) Feb 2025, (7) March 2025, (1) Aug 2022[***]. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R4 (12) Substitution of eleven (11) 737-7 into 737-8 from SA-23: (4) March 2025, (4) April 2025, (3) May 2025 ([***]). Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R5 (13) Substitution of eleven (11) 737-7 into 737-8 from SA-24: (2) May 2025, (3) June 2025, (6) August 2025. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R6 (14) Substitution of forty-four (44) 737-7 into 737-8 from SA-25 ([***] ): (3) Sept-2025, (9) Oct-2025, (11) Nov-2025, (9) Dec-2025, (3) Jan-2026, (5) Feb-2026, and (4) Mar-2026. Ref. Table 1B and Table 1.1 of LA No. SWA-PA-3729-LA-2202855R8 and SA-25. (15) Substitution of forty (40) 737-7 into 737-8 from SA-25 & SA-26 ([***] ): (4) Mar-2026, (9) Apr-2026, (7) May-2026, (8) June 2026, (8) July 2026, and (4) August 2026. Ref. Table 1B and Table 1.5 of LA No. SWA-PA-3729-LA-2202855R8. SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-26 Page 15 [***] [***] [***] [***]

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Airframe Model/MTOW: 737-7 177,000 pounds Detail Specification: D019A008SWA17P-1 Engine Model/Thrust: CFMLEAP-1B27(1 26,400 pounds Airframe Price Base Year/Escalation Formula: Jul-11 ECI-MFG/CPI Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] [***] Deposit per Aircraft: [***] Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42586 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42587 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42588 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42589 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42590 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42561 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42569 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42614 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42620 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42621 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42623 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42627 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42629 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42631 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42602 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42603 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42604 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42609 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42635 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42638 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42642 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42632 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42592 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42595 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67466 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67465 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 1

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67467 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] 42598 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42600 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 67471 [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42591 [***] [***] (5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 2

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 42657 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 42671 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67470 [***] [***] (*)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67865 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67864 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67863 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67862 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67861 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67860 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67859 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67858 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 42679 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2023 [***] **** Substitutions [***] 67915 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42678 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42688 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67918 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67917 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42681 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 42680 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2023 [***] **** Substitutions [***] 67967 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67919 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67913 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 42684 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67966 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 67965 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 42683 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2023 [***] **** Substitutions [***] 68047 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67916 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67914 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67964 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67962 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 42687 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68119 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68046 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68118 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 3

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 67961 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 42685 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68117 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42690 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42560 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68048 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68120 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 67963 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68050 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 67469 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68184 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 42555 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68049 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68051 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42682 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42686 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42689 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42695 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 68183 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42557 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42562 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68206 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 42693 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68207 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42581 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42565 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42564 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42582 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68360 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68052 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42568 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42578 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68381 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68359 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 68116 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42594 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42593 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 4

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42601 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 42605 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 68382 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 42597 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68458 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68628 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68457 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68459 [***] [***] (*)(5) OPEX & 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42584 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42585 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42583 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68626 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68627 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42611 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68633 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68632 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42596 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42599 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68629 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68630 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68631 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42612 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68891 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42606 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68890 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42617 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68892 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68894 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68893 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68927 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42608 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42619 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42622 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68925 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68926 [***] [***] *(6) (5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68928 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68929 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 5

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68931 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 42610 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 42626 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Nov-2024 [***] **** Substitutions [***] 68932 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 42668 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 36981 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 42675 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 69677 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] **** Substitutions [***] 69678 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 36986 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 36982 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42630 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 67325 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 67326 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 67468 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 42677 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 42692 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 42676 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42696 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42700 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69922 [***] [***] *(8) (5)737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69918 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] **** Substitutions [***] 69915 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 42698 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69919 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69921 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 69920 [***] [***] *(6)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 42701 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 36978 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 42702 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 67319 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 68933 [***] [***] *(4)(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 67321 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 67320 [***] [***] *(5) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 68934 [***] [***] *(5) / *(4) [***] [***] [***] [***] [***] May-2025 [***] **** Substitutions [***] 67322 [***] [***] *(5) [***] [***] [***] [***] [***] Jun-2025 [***] **** Substitutions [***] 42624 [***] [***] *(5) / *(4) [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 6

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Jun-2025 [***] **** Substitutions [***] 67323 [***] [***] *(5) [***] [***] [***] [***] [***] Jun-2025 [***] **** Substitutions [***] 67324 [***] [***] *(5) [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 69010 [***] [***] *(5) / *(4) [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 67328 [***] [***] *(5) [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 67327 [***] [***] *(5) [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 67339 [***] [***] *(5) [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 67404 [***] [***] *(5) [***] [***] [***] [***] [***] Aug-2025 [***] **** Substitutions [***] 69040 [***] [***] *(5) / *(4) [***] [***] [***] [***] [***] Sep-2025 [***] **** Substitutions [***] 67330 [***] [***] *(5) [***] [***] [***] [***] [***] Sep-2025 [***] **** Substitutions [***] 67329 [***] [***] *(5) [***] [***] [***] [***] [***] Sep-2025 [***] **** Substitutions [***] 69012 [***] [***] *(5)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2025 [***] **** Substitutions [***] 67333 [***] [***] *(5) [***] [***] [***] [***] [***] Oct-2025 [***] **** Substitutions [***] 67331 [***] [***] *(5) [***] [***] [***] [***] [***] Oct-2025 [***] **** Substitutions [***] 67332 [***] [***] *(5) [***] [***] [***] [***] [***] Oct-2025 [***] **** Substitutions [***] 70443 [***] [***] *(5)/ *(6) [***] [***] [***] [***] [***] Oct-2025 [***] **** Substitutions [***] 70543 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Oct-2025 [***] **** Substitutions [***] 70544 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Oct-2025 [***] **** Substitutions [***] 70545 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Oct-2025 [***] **** Substitutions [***] 70546 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Oct-2025 [***] **** Substitutions [***] 70444 [***] [***] *(5)/ *(6) [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 69014 [***] [***] *(5)/ *(4) 737-8 Sub/ *(9) Resch [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 69015 [***] [***] *(5)/ *(4) 737-8 Sub/ *(9) Resch [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 42625 [***] [***] *(5)/ *(4) 737-8 Sub/ *(9) Resch [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 67335 [***] [***] *(5)/ *(9) Reschedule Rights No [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 67334 [***] [***] *(5)/ *(9) Reschedule Rights No [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 70629 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 70631 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 70633 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 69013 [***] [***] *(5)/ *(4) 737-8 Sub/ *(9) Resch [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 70632 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Nov-2025 [***] **** Substitutions [***] 70634 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Dec-2025 [***] **** Substitutions [***] 67338 [***] [***] *(5)/ *(9) Reschedule Rights No [***] [***] [***] [***] [***] Dec-2025 [***] **** Substitutions [***] 67337 [***] [***] *(5)/ *(9) Reschedule Rights No [***] [***] [***] [***] [***] Dec-2025 [***] **** Substitutions [***] 67336 [***] [***] *(5)/ *(9) Reschedule Rights No [***] [***] [***] [***] [***] Dec-2025 [***] **** Substitutions [***] 70688 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Dec-2025 [***] **** Substitutions [***] 70689 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Dec-2025 [***] **** Substitutions [***] 70690 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 7

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Dec-2025 [***] **** Substitutions [***] 42639 [***] [***] *(5)/ *(4) 737-8 Sub/ *(9) Resch [***] [***] [***] [***] [***] Dec-2025 [***] **** Substitutions [***] 42636 [***] [***] *(5)/ *(4) 737-8 Sub/ *(9) Resch [***] [***] [***] [***] [***] Dec-2025 [***] **** Substitutions [***] 69036 [***] [***] *(5)/ *(4) 737-8 Sub/ *(9) Resch [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 42613 [***] [***] [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 42616 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 42618 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] **** Substitutions [***] 69041 [***] [***] *(5)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] **** Substitutions [***] 70698 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Jan-2026 [***] **** Substitutions [***] 70630 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Feb-2026 [***] **** Substitutions [***] 69043 [***] [***] *(5)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] **** Substitutions [***] 69044 [***] [***] *(5)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] **** Substitutions [***] 67340 [***] [***] *(5) [***] [***] [***] [***] [***] Feb-2026 [***] **** Substitutions [***] 67405 [***] [***] *(5) [***] [***] [***] [***] [***] Feb-2026 [***] **** Substitutions [***] 70687 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Mar-2026 [***] **** Substitutions [***] 42640 [***] [***] *(5)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] **** Substitutions [***] 70699 [***] [***] *(5)/ *(8) [***] [***] [***] [***] [***] Mar-2026 [***] **** Substitutions [***] 70697 [***] [***] *(12)/ *(8) [***] [***] [***] [***] [***] Mar-2026 [***] **** Substitutions [***] 42628 [***] [***] *(5)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] **** Substitutions [***] 67342 [***] [***] *(12) [***] [***] [***] [***] [***] Mar-2026 [***] **** Substitutions [***] 67341 [***] [***] *(12) [***] [***] [***] [***] [***] Mar-2026 [***] **** Substitutions [***] 67407 [***] [***] *(12) [***] [***] [***] [***] [***] Mar-2026 [***] **** Substitutions [***] 67406 [***] [***] *(12) [***] [***] [***] [***] [***] Apr-2026 [***] **** Substitutions [***] 69426 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] **** Substitutions [***] 67343 [***] [***] *(12) [***] [***] [***] [***] [***] Apr-2026 [***] **** Substitutions [***] 67408 [***] [***] *(12) [***] [***] [***] [***] [***] Apr-2026 [***] **** Substitutions [***] 69431 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] **** Substitutions [***] 69427 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] **** Substitutions [***] 70811 [***] [***] *(12)/ *(8) [***] [***] [***] [***] [***] Apr-2026 [***] **** Substitutions [***] 70812 [***] [***] *(12)/ *(8) [***] [***] [***] [***] [***] Apr-2026 [***] **** Substitutions [***] 70813 [***] [***] *(12)/ *(8) [***] [***] [***] [***] [***] Apr-2026 [***] **** Substitutions [***] 70814 [***] [***] *(12)/ *(8) [***] [***] [***] [***] [***] May-2026 [***] **** Substitutions [***] 42645 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] **** Substitutions [***] 67345 [***] [***] *(12) [***] [***] [***] [***] [***] May-2026 [***] **** Substitutions [***] 67344 [***] [***] *(12) [***] [***] [***] [***] [***] May-2026 [***] **** Substitutions [***] 69432 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] **** Substitutions [***] 67409 [***] [***] *(12) [***] [***] [***] [***] [***] May-2026 [***] **** Substitutions [***] 67410 [***] [***] *(12) [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 8

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] May-2026 [***] **** Substitutions [***] 70846 [***] [***] *(12)/ *(10) [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 70847 [***] [***] *(10) [***] [***] [***] [***] [***] Jun-2026 [***] **** Substitutions [***] 42644 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] **** Substitutions [***] 42643 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] **** Substitutions [***] 67411 [***] [***] *(12) [***] [***] [***] [***] [***] Jun-2026 [***] **** Substitutions [***] 69006 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] **** Substitutions [***] 67346 [***] [***] *(12) [***] [***] [***] [***] [***] Jun-2026 [***] **** Substitutions [***] 70860 [***] [***] *(12)/ *(10) [***] [***] [***] [***] [***] Jun-2026 [***] **** Substitutions [***] 70861 [***] [***] *(12)/ *(10) [***] [***] [***] [***] [***] Jun-2026 [***] **** Substitutions [***] 70862 [***] [***] *(12)/ *(10) [***] [***] [***] [***] [***] Jul-2026 [***] **** Substitutions [***] 69008 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] **** Substitutions [***] 69007 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] **** Substitutions [***] 69009 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] **** Substitutions [***] 67347 [***] [***] *(12) [***] [***] [***] [***] [***] Jul-2026 [***] **** Substitutions [***] 67412 [***] [***] *(12) [***] [***] [***] [***] [***] Jul-2026 [***] **** Substitutions [***] 71052 [***] [***] *(12)/ *(10) [***] [***] [***] [***] [***] Jul-2026 [***] **** Substitutions [***] 71053 [***] [***] *(12)/ *(10) [***] [***] [***] [***] [***] Jul-2026 [***] **** Substitutions [***] 71054 [***] [***] *(12)/ *(10) [***] [***] [***] [***] [***] Aug-2026 [***] **** Substitutions [***] 69016 [***] [***] *(12)/ *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67413 [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] **** Substitutions [***] 71056 [***] [***] *(12)/ *(8) [***] [***] [***] [***] [***] Aug-2026 [***] **** Substitutions [***] 71057 [***] [***] *(12)/ *(8) [***] [***] [***] [***] [***] Aug-2026 [***] **** Substitutions [***] 71058 [***] [***] *(12)/ *(8) [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69038 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 71394 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67351 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 69045 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 42663 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67352 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67417 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 71531 [***] [***] *(8) [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 67354 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 71600 [***] [***] *(8) [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 71601 [***] [***] *(8) [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42666 [***] [***] *(13) [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 36727 [***] [***] *(13) [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42580 [***] [***] *(13) [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 9

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Feb-2027 [***] 1 [***] 67355 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 71610 [***] [***] *(8) [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 65441 [***] [***] *(13) [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42672 [***] [***] *(13) [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42673 [***] [***] *(13) [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67357 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67356 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 71769 [***] [***] *(8) [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 71770 [***] [***] *(8) [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 35970 [***] [***] *(13) [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42669 [***] [***] *(13) [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42553 [***] [***] *(13) [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 65445 [***] [***] *(13) [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 67358 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 69425 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 36991 [***] [***] *(6) [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 36996 [***] [***] *(6) [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 33941 [***] [***] *(13) [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 69428 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67359 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67360 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 72030 [***] [***] *(6) [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 72031 [***] [***] *(6) [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 67361 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 72061 [***] [***] *(6) [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 72062 [***] [***] *(8) [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 67362 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 72084 [***] [***] *(6) [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 72085 [***] [***] *(6) [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 67363 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 72219 [***] [***] *(6) [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 72220 [***] [***] *(8) [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 67364 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 72239 [***] [***] *(8) [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 72240 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 69429 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67366 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 10

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67365 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 72353 [***] [***] *(8) [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 72354 [***] [***] *(8) [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 67367 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 69430 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 67368 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 67369 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 67370 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67372 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67371 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 67373 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 67375 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 67374 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 67376 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 67377 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 67378 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 67379 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67381 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67380 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 67382 [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 67383 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67385 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67384 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 69679 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 69680 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 69681 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 67386 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 69682 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 69683 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 69684 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67387 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67388 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 69685 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 67389 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 69686 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 69687 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 67391 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 11

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] May-2029 [***] 1 [***] 67390 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 69688 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67392 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67393 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 69689 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67394 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67395 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 69690 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67396 [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67397 [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 69691 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67398 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67399 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 69692 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 67400 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 69693 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 69694 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 67401 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 69695 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 69696 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67403 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67402 [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] 69697 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] 69698 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] 69699 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69700 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69701 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69702 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] 69703 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69704 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69705 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69706 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] 69707 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69708 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69709 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69710 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] 69711 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 12

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] May-2030 [***] 1 [***] 69712 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69713 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69714 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] 69715 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69716 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69717 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69718 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] 69719 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69720 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69721 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69722 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] 69723 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69724 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69725 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69726 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] 69727 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69728 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69729 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69730 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] 69731 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69732 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69733 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69734 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] 69735 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] 69736 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] 69737 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] 69738 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] 69739 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] 69740 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] 69741 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] 69742 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] 69743 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] 69744 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69745 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69746 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69747 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] 69748 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 13

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69749 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69750 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69751 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] 69752 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69753 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69754 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69755 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] 69756 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69757 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69758 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69759 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] 69760 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69761 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69762 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69763 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] 69764 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69765 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69766 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69767 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] 69768 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69769 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69770 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69771 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] 69772 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69773 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69774 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69775 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] 69776 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69777 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69778 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69779 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] 69780 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] 69781 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] 69782 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] 69783 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] 69784 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] 69785 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 14

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1)(11) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast [***] Note Price Per A/P [***] [***] [***] [***] Dec-2031 [***] 1 [***] 69786 [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Total: 232 *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. *(3.3)[***] *(4) [***] *(6) 737-8 OpEx & Sub: Original Option Aircraft exercised to firm and substituted from 737-8 to 737-7, ref LAs: SWA-PA-03729-LA-1106471R2 "Substitute Aircraft” / SWA-PA-03729-LA-1106473R2 [***] *(7) 737-7 (2023) Firm: (Qty: 108, with SA-20) New 737-7 2023 Firm a/c, ref LA.: SWA-PA-03729-LA-2304184 [***] *(8) 737-8 OpEx & Sub: 2020 Option Aircraft exercised to firm and substituted from 737-8 to 737-7, ref LAs.: SWA-PA-03729-LA-1106471R2 “Substitute Aircraft” / SWA-PA-03729-LA-1106473R2 [***] *(10) 737-8 OpEx & Sub: 2021 Option Aircraft exercised to firm and substituted into 737-7 Aircraft (Qty: 8 in SA-24) per SWA-PA-03729-LA-1106471R2 “Substitute Aircraft” / SWA-PA-03729-LA-1106473R4 [***] *(11) No change to delivery date from SA-22. Updated Delivery Guidance will be provided separately in Delay Characterization Notice. *(12) [***]substituted from model 737-7 to 737-8 (Total Sub Qty: 40; 19 with SA-25, & 21 with SA-26), ref. LA: SWA-PA-3729-LA-2202855R8 “2023-2027 MAX Production Plan” (Table 1.5 of this LA). *(13) [***] substituted from model 737-8 to 737-7 (Total Sub Qty: 11 with SA-26), ref. LA: SWA-PA-3729-LA-2202855R8 “2023-2027 MAX Production Plan” (Table 4.1 of this LA). Other Notes: (1) [***] **** Substitutions: (Total Sub Qty: 237) Aircraft substituted from model 737-7 to 737-8 in multiple SAs, ref LAs: SWA-PA-03729-LA-2103755 “2022/2023 Production Plan” Section 4 (Sub Qty: 40), SWA-PA-3729-LA-2202855R8 “2023-2027 MAX Production Plan” (Sub Qty: 197 in Table 1.1 of this LA) and this Table 1B for pricing terms and conditions for these substituted Aircraft. Separately, additional a/c were substituted, see note *(12) below. *(1) *(3.1) [***] *(3.2) [***] *(5) Substitutions: see “**** Substitutions” below *(9) Reschedule Right/2025 Flexible Delivery Positions provided per LA No. SWA-PA-03729-LA-2400908 “2025 Flexible Delivery Positions" (Crossed out because these terms no longer apply, but wasn’t removed to retain the chronological order of these notes and for historical record keeping purposes) SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-26 Page 15 [***]

Attachment 1-A To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Original Option Aircraft Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(1) 27,900 pounds Airframe Price Base Year/Escalation Formu Jul-11 Airframe Price: [***] Engine Price Base Year/Escalation Formula N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Non-Refundable Deposit/Aircraft at Def Agreement: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Note Price Per A/P [***] [***] [***] [***] Total: 0 *(1) *(2) Intentionally left blank. *(3.1) [***] *(3.2)[***] *(3.3)[***] *** Previously earned - (5) additional Option Aircraft were added in Nov'18 (DA Payment 2021, but Escalation CAP 2024) Note: (1) [***] Attachment 1-A (Original Option Aircraft) to SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-26 Page 1 [***]

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments 2020 Option Aircraft Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) 4Q20 External Fcst Engine Model/Thrust: CFMLEAP-1B28(1) 27,900 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: Jul-11 Non-Standard Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Note Price Per A/P [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 6 *(2) Intentionally left blank. *(3.3) [***] Note: *(1) [***] *(3.1)[***] *(3.2) [***] (1) [***] Attachment 1-B (2020 Option Aircraft) to SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-26 Page 1

Attachment 1-C To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments 2021 Option Aircraft Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(1) 28,800 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: Jul-11 Non-Standard Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] [***] Deposit per Aircraft: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Notes Price Per A/P [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] 24Total: Attachment 1-C (2021 Option Aircraft) to SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-26 Page 1

Attachment 1-C To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments 2021 Option Aircraft Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Notes Price Per A/P [***] [***] [***] [***] *(1) Intentionally left blank. *(2) Intentionally left blank. *(3.1) [***] *(3.2)[***] *(3.3) [***] Note (1)[***] Attachment 1-C (2021 Option Aircraft) to SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-26 Page 2

Attachment 1-D To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments 2023 Option Aircraft Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(1) 28,800 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] LIFT Seats Provided by Boeing (Estimate): [***] Non-Refundable Deposit/Aircraft at Def Agreement: [***] Invoice Escalation Option Escalation Estimate Advance Pymnt Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Notes Price Per A/P [***] [***] [***] [***] Apr-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Attachment 1-D (2023 Option Aircraft) to SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-26 Page 1

Attachment 1-D To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments 2023 Option Aircraft Invoice Escalation Option Escalation Estimate Advance Pymnt Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Notes Price Per A/P [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Attachment 1-D (2023 Option Aircraft) to SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-26 Page 2

Attachment 1-D To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments 2023 Option Aircraft Invoice Escalation Option Escalation Estimate Advance Pymnt Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Notes Price Per A/P [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Attachment 1-D (2023 Option Aircraft) to SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-26 Page 3

Attachment 1-D To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments 2023 Option Aircraft Invoice Escalation Option Escalation Estimate Advance Pymnt Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline [***] Notes Price Per A/P [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 108 *(2) Intentionally left blank. *(3.2) [***] *(3.3) [***] Note: *(1) Intentionally left blank. *(3.1) [***] (1) [***] Attachment 1-D (2023 Option Aircraft) to SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-26 Page 4

SWA-PA-03729-LA-2202855R8 SA-26 2023-2027 MAX Production Plan Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-2202855R8 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: 2023-2027 MAX Production Plan References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to model 737-8 and model 737-7 aircraft (collectively, Aircraft) 2) Table 1A to the Purchase Agreement entitled “Table 1A to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft” (Table 1A) 3) Table 1B to the Purchase Agreement entitled “Table 1B to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft” (Table 1B) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. 737-8 Special Substitution Aircraft. 1.1 , Boeing and Customer have agreed to the substitution of one hundred ninety-seven (197) model 737-7 Aircraft with scheduled delivery months in January 2023 through March 2026 (737-8 Special 2023-2026 Substitution Aircraft), as shown in the table immediately below and reflected in Table 1A and Table 1B to the Purchase Agreement. Table 1.1 Special 2023-2026 Substitution Aircraft Contract Delivery Month Quantity of 737-8 Special 2023-2026 Substitution Aircraft January 2023 10 February 2023 10 March 2023 10 April 2023 10 May 2023 8 June 2023 3 [***]

SWA-PA-03729-LA-2202855R8 SA-26 2023-2027 MAX Production Plan Page 2 BOEING PROPRIETARY July 2023 5 August 2023 2 September 2023 4 October 2023 3 November 2023 4 December 2023 4 January 2024 5 February 2024 6 March 2024 8 April 2024 8 May 2024 8 June 2024 1 November 2024 3 January 2025 5 February 2025 7 March 2025 11 April 2025 4 May 2025 5 June 2025 3 August 2025 6 September 2025 3 October 2025 9 November 2025 11 December 2025 9 January 2026 3 February 2026 5 March 2026 4 Total 197 1.2 1.3 [***] [***]

SWA-PA-03729-LA-2202855R8 SA-26 2023-2027 MAX Production Plan Page 3 BOEING PROPRIETARY . 1.4 1.5 [***] [***] [***] [***]

SWA-PA-03729-LA-2202855R8 SA-26 2023-2027 MAX Production Plan Page 5 BOEING PROPRIETARY 1.6.3 2. [***] [***]

SWA-PA-03729-LA-2202855R8 SA-26 2023-2027 MAX Production Plan Page 8 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ McKenzie Kuckhahn Name McKenzie Kuckhahn Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: July 31, 2026 SOUTHWEST AIRLINES CO. By /s/ Jon Stephens Name Jon Stephens Its VP Fleet Management